EXHIBIT INDEX


EXHIBIT                    DESCRIPTION OF DOCUMENT
NUMBER

EX-99.B1a         Declaration of Trust dated August 28, 1991, is incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 1.

EX-99.B1b         Amendment to the Declaration of Trust, dated February 3,
                  1994, is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 3.

EX-99.B1c         Amendment to the Declaration of Trust,  dated May 31, 1995.

EX-99.B2          Bylaws dated May 17, 1995.

EX-99.B4 Specimen copy of Benham European Government Bond Fund's share certificate is incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 1.

EX-99B.5a         Investment Sub-Advisory Agreement among Benham European
                  Government Bond Fund, Benham Management Corporation, and J.P.
                  Morgan Investment Management Inc., dated June 1, 1994, is incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 4.

EX-99B.5b         Investment Advisory Agreement between Benham International
                  Funds and Benham Management Corporation dated June 1, 1995.

EX-99B.6 Distribution Agreement between Benham International Funds and Benham Distributors, Inc., dated June 1, 1995.

EX-99.B8 Custodian Agreement between Benham International Funds and Morgan Guaranty Trust Company of New York, dated December 13, 1991, is incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 1.

EX-99.B9 Administrative Services and Transfer Agency Agreement between Benham International Funds and Benham Financial Services, Inc., dated June 1, 1995.

EX-99.B10         Opinion and consent of counsel as to the legality of the
                  securities being registered, dated February 15, 1996, is incorporated herein by reference to Rule 24f-2 Notice filed on February 15, 1996.

EX-99.B11         Consent of KPMG Peat Marwick LLP, independent auditors.

EX-99.B13         Letter of Understanding relating to initial capital, dated
                  December 20, 1991, is incorporated herein by reference to
                  Exhibit 13 to Pre-Effective Amendment No. 1.

EX-99.B14a        Benham Individual Retirement Account Plan, including all
                  instructions and other relevant documents, dated February
                  1992, is incorporated herein by reference to Exhibit 14(a) to Post-Effective Amendment No. 2.

EX-99.B14b        Benham Pension/Profit Sharing Plan, including all
                  instructions and other relevant documents, dated February
                  1992, is incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 2.

EX-99.B16         Schedule for computation of each performance quotation
                  provided in response to Item 22.

EX-99.B17         Power of Attorney dated December 15, 1995.

EX-27.5           Financial Data Schedule - Benham European Government Bond
                  Fund.